UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2009 (December 21, 2009)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices) (Zip Code)

806-771-5212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On December 21, 2009, Xfone, Inc. (the “Registrant”) issued a press release announcing that its wholly owned subsidiary, PRIDE Network, Inc.’s applications for the United States Department of Agriculture Rural Utility Service funding under the Broadband Initiative Program for the Fiber To The Premise (FTTP) build out of the Registrant’s Pride Network in Northern Texas, have advanced to phase two.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                       Financial Statements and Exhibits

(a)            Not applicable.
(b)            Not applicable.
(c)            Not applicable.
(d)            Exhibits.

Exhibit No.	Description
99.1	Press Release of the Registrant dated December 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: December 21, 2009	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of the Registrant dated December 21, 2009.